UNITED STATES
	                       SECURITIES AND EXCHANGE COMMISSION
	                              Washington, DC  20549


	                                   FORM 8-K

	                                CURRENT REPORT


	                      Pursuant to Section 13 or 15(d) of the
	                         Securities Exchange Act of 1934


	                 Date of Report (Date of earliest event reported)
	                                April 24, 2001


                                   HMN FINANCIAL, INC.
                (Exact name of Registrant as specified in its Charter)



  DELAWARE                    	  	0-24100                		41-1777397
(State or other     	    	   (Commission File No.)	 	(IRS Employer
 jurisdiction of							 	       Identification
 incorporation)							    	       Number)




101 NORTH BROADWAY, SPRING VALLEY, MINNESOTA              55975
(Address of principal executive offices)			  (Zip Code)


Registrant's telephone number, including area code: (507) 346-1100

ITEM 5.  OTHER EVENTS

	On April 24, 2001 the Registrant issued the press release attached as Exhibit 99.1 announcing declaration of dividend and appointment of Chairman.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

	FINANCIAL STATEMENTS OF BUSINESS ACQUIRED

	Not applicable.

	(b)	PROFORMA FINANCIAL INFORMATION.

	Not applicable.

	(c)	EXHIBITS

	99.1	Press release, dated April 24, 2001

	                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

							HMN FINANCIAL, INC.



Date: April 24, 2001				By:	 /s/ Michael McNeil
							---------------------------
    							Michael McNeil, President